UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/11/2006

Suncoast Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-26231

Florida	65-0827141
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8592 Potter Park Drive
Suite 200
Sarasota, Florida 34238
(Address of principal executive offices, including zip code)

941-923-0500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On July 11, 2006, at a special meeting held in Sarasota, Florida, the shareholders of SunCoast Bancorp, Inc. (the "Company") approved the previously announced Agreement and Plan of Merger by and between the Company and Cadence Financial Corporation (formerly known as NBC Capital Corporation and referred to herein as "Cadence"), dated March 16, 2006, providing for the acquisition of the Company by Cadence. The merger is expected to close on August 17, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Suncoast Bancorp, Inc.

Date: July 13, 2006	By:	/s/ John S. Wilks
John S. Wilks
Chief Financial Officer